INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Yoko Okamura - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-6397
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES FOURTH QUARTER RESULTS

San Jose, Calif., January 24, 2012 — Altera Corporation (NASDAQ: ALTR) today announced fourth quarter sales of $457.8 million, down 12 percent from the third quarter of 2011 and down 18 percent from the fourth quarter of 2010. Fourth quarter net income was $146.6 million, $0.45 per diluted share, compared with net income of $185.4 million, $0.57 per diluted share, in the third quarter of 2011 and $231.6 million, $0.72 per diluted share, in the fourth quarter of 2010.

Cash flow from operating activities in 2011 was $959.6 million. Altera ended the quarter with $3.5 billion in cash and investments.

Altera's board of directors has declared a quarterly cash dividend of $0.08 per share payable on March 1, 2012 to stockholders of record on February 10, 2012.

"While industry conditions led to sequential sales declines in the fourth quarter, Altera grew 6 percent in 2011—well ahead of most of the semiconductor industry. Our FPGA market share once again improved," said John Daane, president, chief executive officer, and chairman of the board. "As we have seen over the last several years, there are long-term technology-based trends that favor FPGAs. We continue to believe that these factors, plus ongoing FPGA share gains, give us the potential over time for sales growth twice that of the semiconductor industry."

Several recent accomplishments mark the company's continuing progress:

•
Altera has begun shipping its first mid-range 28-nm Arria® V FPGAs. Arria V devices are the lowest power mid-range FPGAs available in the market today. Offering transceiver speeds up to 10.3125-Gbps, the Arria V family was developed on TSMC's 28-nm Low-Power (28LP) process. With 50 percent lower static power and 50 percent lower transceiver power than any FPGA in its class, the Arria V FPGA delivers the lowest total power of any mid-range FPGA family. Available in four family variants, designers can choose the device that meets their exact needs, including devices that embed a dual-core ARM® Cortex™ -A9 MPCore™ processor. The Arria V family's innovative features allow designers to tailor their low-power, high-bandwidth, and low-cost requirements for next-generation shipments in wireless, broadcast, and military markets.

•
Altera has announced the industry's first OpenCL™ program for FPGAs. The OpenCL standard is a C-based open standard for parallel programming. Altera's OpenCL program combines the parallel processing performance capability of FPGAs with the OpenCL standard to enable powerful system acceleration. This combination also offers a significant time-to-market advantage compared with traditional FPGA development. Altera has expanded its university program to support the OpenCL standard for FPGA development in academia, and is actively contributing to the evolution of the Open CL standard based on customer feedback. Early results of customer evaluations show a 35X performance increase compared with multi-core CPU solutions and a 50 percent reduction in development time compared with traditional HDL-developed FPGA solutions. OpenCL FPGA-targeted applications range from high-performance computing to advanced radar systems, medical imaging, and video encoding and processing—any system that requires fast computations that can be parallelized.

•
Altera has received further industry recognition for its 28-nm FPGA portfolio. Electronics Weekly selected Altera's 28-nm portfolio as the Semiconductor Product of the Year – Digital at its annual Elektra European Electronics Industry Awards. The Elektra European Electronics Industry Awards are the most prestigious product technology and business awards in Europe. The awards recognize the achievements of individuals and companies in the electronics industry. A panel of independent industry experts and a representative from Electronics Weekly selected Altera's 28-nm FPGA portfolio as the winner of the Semiconductor Product of the Year – Digital from a pool of six nominees based on Altera's 28-nm portfolio's performance, design flexibility and suitability for applications. EDN Magazine also selected Altera's 28-nm SoC FPGA family as one of its 100 Hot Products of 2011. The 2011 EDN Hot 100 highlights the electronics industry's most significant products of the year based on innovation, significance, usefulness, and popularity as determined by the magazine's editors and readers.

SELECTED FOURTH QUARTER REVENUE AND RELATED RESULTS

Key New Product Devices	Sequential Comparisons
Stratix V	49%
Stratix IV	(19)%
Arria II	(4)%
Cyclone IV	26%
HardCopy IV	(20)%

Vertical Markets	Sequential Comparisons	Comments
Telecom & Wireless	(11)%	Telecom flat and Wireless down
Industrial Automation, Military & Automotive	(1)%	Military up, rest of vertical down
Networking, Computer & Storage	(30)%	Category decreased due to end of short-term earthquake-related ASIC replacement business
Other	(9)%	Broadly down

($ in thousands) Key Ratios & Information	December 31, 2011	September 30, 2011
Current Ratio	4:1	3:1
Liabilities/Equity	1:2	1:2
Quarterly Operating Cash Flows	$220,363	$282,873
TTM Return on Equity	28%	34%
Quarterly Depreciation Expense	$7,772	$7,428
Quarterly Capital Expenditures	$8,634	$13,382
Inventory MSOH (1): Altera	2.7	2.4
Inventory MSOH (1): Distribution	0.6	0.6
Cash Conversion Cycle (Days)	90	78
Turns	42%	33%
Book to Bill	<1.0	<1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate		Years Ended
	December 31, 2011	September 30, 2011	December 31, 2010	Sequential Change	Year- Over-Year Change	December 31, 2011	December 31, 2010	Annual Growth
Geography
Americas	21%	16%	17%	10%	4%	19%	19%	7%
Asia Pacific	40%	44%	43%	(20)%	(23)%	41%	42%	2%
EMEA	22%	25%	22%	(22)%	(18)%	25%	23%	17%
Japan	17%	15%	18%	—%	(23)%	15%	16%	(1)%
Net Sales	100%	100%	100%	(12)%	(18)%	100%	100%	6%

Product Category
New	27%	27%	16%	(13)%	41%	22%	11%	107%
Mainstream	33%	32%	37%	(10)%	(26)%	34%	32%	11%
Mature and Other	40%	41%	47%	(13)%	(30)%	44%	57%	(18)%
Net Sales	100%	100%	100%	(12)%	(18)%	100%	100%	6%

Vertical Market
Telecom & Wireless	43%	42%	47%	(11)%	(25)%	43%	44%	4%
Industrial Automation, Military & Automotive	24%	22%	19%	(1)%	6%	23%	21%	12%
Networking, Computer & Storage	16%	20%	15%	(30)%	(9)%	17%	14%	29%
Other	17%	16%	19%	(9)%	(29)%	17%	21%	(13)%
Net Sales	100%	100%	100%	(12)%	(18)%	100%	100%	6%

FPGAs and CPLDs
FPGA	82%	82%	83%	(12)%	(18)%	81%	82%	5%
CPLD	9%	9%	10%	(10)%	(27)%	10%	12%	(11)%
Other Products	9%	9%	7%	(17)%	6%	9%	6%	41%
Net Sales	100%	100%	100%	(12)%	(18)%	100%	100%	6%

Product Category Description

•	New Products include the Stratix® V, Stratix IV, Arria® V, Arria II , Cyclone® IV , MAX® V, and HardCopy® IV devices.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II, and HardCopy III devices.

•
Mature and Other Products include the Stratix II , Stratix , Arria GX, Cyclone II, Cyclone, Classic™, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, and Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the First Quarter 2012

Sales and Income Statement

Sequential Sales Growth	Down 5% to 9%
Gross Margin	70% +/- .5%
Research and Development	$90 to 92 million
SG&A	$72 to 74 million
Tax Rate	10% to 11%
Diluted Share Count	326 million
Turns	Approximately 50%
MSOH	Low 3's

Vertical Market

Telecom & Wireless	Down slightly overall, with Telecom up and Wireless down
Industrial Automation, Military & Automotive	Down overall, with Automotive up, Industrial Automation flat, and Military significantly down
Networking, Computer & Storage	Flat overall, with Networking up and Computer & Storage down
Other	Down slightly

Fourth Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific Time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

First Quarter Update

Altera's first quarter business update will be issued in a press release available after the market close on March 8, 2012.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include forecasts of future growth relative to the semiconductor industry, any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Cyclone® IV, Arria® V, Arria II, Stratix® V, Stratix IV FPGAs, MAX® V CPLDs and HardCopy® IV device families, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

 About Altera

Altera programmable solutions enable system and semiconductor companies to rapidly and cost-effectively innovate, differentiate and win in their markets. Find out more about Altera's FPGA, CPLD and ASIC devices at www.altera.com. Follow Altera via Facebook, RSS and Twitter.

###

ALTERA, ARRIA, CYCLONE, HARDCOPY, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended			Years Ended
(In thousands, except per share amounts)	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Net sales	$457,804	$522,474	$555,378	$2,064,475	$1,954,426
Cost of sales	136,764	166,938	161,296	610,329	566,942
Gross margin	321,040	355,536	394,082	1,454,146	1,387,484
Operating expense
Research and development expense	90,295	80,771	66,788	325,733	264,649
Selling, general, and administrative expense	70,667	69,345	64,074	279,217	254,495
Total operating expense	160,962	150,116	130,862	604,950	519,144
Operating margin (1)	160,078	205,420	263,220	849,196	868,340
Compensation expense (benefit) — deferred compensation plan	2,962	(6,642)	3,554	(1,964)	6,839
(Gain) loss on deferred compensation plan securities	(2,962)	6,642	(3,554)	1,964	(6,839)
Interest income and other	(1,021)	(663)	(936)	(3,526)	(3,330)
Interest expense	1,013	806	351	3,730	3,843
Income before income taxes	160,086	205,277	263,805	848,992	867,827
Income tax expense	13,475	19,873	32,192	78,281	84,943
Net income	$146,611	$185,404	$231,613	$770,711	$782,884

Net income per share:
Basic	$0.46	$0.58	$0.73	$2.39	$2.55
Diluted	$0.45	$0.57	$0.72	$2.35	$2.49

Shares used in computing per share amounts:
Basic	321,553	321,745	316,440	321,892	307,302
Diluted	325,653	327,044	323,592	327,606	313,912

Cash dividends per common share	$0.08	$0.08	$0.06	$0.28	$0.22

Tax rate	8.4%	9.7%	12.2%	9.2%	9.8%
% of Net sales:
Gross margin	70.1%	68.0%	71.0%	70.4%	71.0%
Research and development	19.7%	15.5%	12.0%	15.8%	13.5%
Selling, general, and administrative	15.4%	13.3%	11.5%	13.5%	13.0%
Operating margin(1)	35.0%	39.3%	47.4%	41.1%	44.4%
Net income	32.0%	35.5%	41.7%	37.3%	40.1%
Notes:
(1)We define operating margin as gross margin less research and development and selling, general and administrative expenses, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by gains and losses from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Years Ended
(In thousands)	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Operating margin (non-GAAP)	$160,078	$205,420	$263,220	$849,196	$868,340
Compensation expense (benefit) — deferred compensation plan	2,962	(6,642)	3,554	(1,964)	6,839
Income from operations (GAAP)	$157,116	$212,062	$259,666	$851,160	$861,501

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	December 31, 2011	December 31, 2010

Assets
Current assets:
Cash and cash equivalents	$3,371,933	$2,765,196
Short-term investments	65,222	—
Total cash, cash equivalents, and short-term investments	3,437,155	2,765,196
Accounts receivable, net	232,273	363,614
Inventories	122,279	146,524
Deferred income taxes — current	58,415	66,839
Deferred compensation plan — marketable securities	54,041	54,419
Deferred compensation plan — restricted cash equivalents	17,938	19,817
Other current assets	52,710	114,601
Total current assets	3,974,811	3,531,010
Property and equipment, net	171,721	164,155
Long term investments	74,033	—
Deferred income taxes — non-current	26,629	37,319
Other assets, net	35,074	27,353
Total assets	$4,282,268	$3,759,837

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$52,154	$86,061
Accrued liabilities	34,029	23,278
Accrued compensation and related liabilities	78,181	83,773
Deferred compensation plan obligations	71,979	74,236
Deferred income and allowances on sales to distributors	279,876	428,711
Income taxes payable	—	428
Credit facility	500,000	—
Total current liabilities	1,016,219	696,487
Income taxes payable — non-current	263,423	231,833
Credit facility	—	500,000
Other non-current liabilities	8,730	7,865
Total liabilities	1,288,372	1,436,185
Commitments and contingencies
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 322,054 at December 31, 2011 and 319,494 shares at December 31, 2010	322	319
Capital in excess of par value	1,050,752	908,989
Accumulated other comprehensive loss	(133)	—
Retained earnings	1,942,955	1,414,344
Total stockholders' equity	2,993,896	2,323,652
Total liabilities and stockholders' equity	$4,282,268	$3,759,837

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	YEARS ENDED
(In thousands)	December 31, 2011	December 31, 2010	December 31, 2009
Cash Flows from Operating Activities:
Net income	$770,711	$782,884	$251,062
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,927	27,535	29,022
Stock-based compensation	82,750	62,118	64,446
Deferred income tax expense (benefit)	15,657	34,256	(5,890)
Tax effect of employee stock plans	16,162	27,444	(3,648)
Excess tax benefit from employee stock plans	(17,307)	(21,866)	(990)
Gain on substantive termination of retiree medical plan	—	—	(6,488)
Changes in assets and liabilities, net of the effects of acquisition:
Accounts receivable, net	131,341	(145,330)	(136,115)
Inventories	24,245	(76,819)	14,931
Other assets	54,661	(52,805)	38,862
Accounts payable and other liabilities	(32,534)	59,200	7,918
Deferred income and allowances on sales to distributors	(148,836)	146,826	77,611
Income taxes payable	31,116	15,746	39,860
Deferred compensation plan obligations	(293)	(2,494)	2,125
Net cash provided by operating activities	959,600	856,695	372,706
Cash Flows from Investing Activities:
Purchases of property and equipment	(31,812)	(12,442)	(11,060)
Purchases of available-for-sale securities	(164,408)	—	—
Proceeds from the maturities and sales of available-for-sale investments	25,003	—	—
Acquisition related payments, net of cash acquired	—	(8,004)	—
Sales (purchases) of deferred compensation plan securities, net	293	2,494	(2,125)
Purchases of intangible assets	—	(5,000)	(690)
Net cash used in investing activities	(170,924)	(22,952)	(13,875)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through various stock plans	119,989	453,719	42,144
Shares withheld for employee taxes	(32,152)	(20,164)	(10,738)
Repurchases of common stock	(197,023)	—	—
Payment of dividends to stockholders	(90,060)	(67,774)	(58,925)
Excess tax benefit from stock-based compensation	17,307	21,866	990
Principal payments on capital lease obligations	—	(2,866)	(2,373)
Net cash (used in) provided by financing activities	(181,939)	384,781	(28,902)
Net increase in cash and cash equivalents	606,737	1,218,524	329,929
Cash and cash equivalents at beginning of period	2,765,196	1,546,672	1,216,743
Cash and cash equivalents at end of period	$3,371,933	$2,765,196	$1,546,672
Supplemental cash flow information:
Income taxes paid, net	$9,856	$29,887	$7,310
Interest paid	$3,704	$3,395	$4,503